UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission file number: 333-178624

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 24, 2014

DNA PRECIOUS METALS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	1040	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(Primary Standard Industrial Classification Code Number)	(IRS EMPLOYEE IDENTIFICATION NO.)

9125 rue Gagnon, Suite 214
Saint Leonard, Quebec, Canada
H1P 1Z4
(514) 852-2111
________________________________________________________
 (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

___________________________________________________________
  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Tony J. Giuliano, CPA (CA)
Chief Financial Officer
DNA Precious Metals, Inc.
9125 rue Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada H1P 1Z4
Office: (514) 852-2111
Fax: (514) 852-2221
Email: tony.giuliano@dnapreciousmetals.com
______________________________________________________________________________
(NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

Correspondence copies to:

Jeffrey G. Klein
Attorney and Counselor at Law
301 Yamato Road, Suite 1240
Boca Raton, Florida 33431
(561) 953-1126
Email: jklein@jkleinlegal.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section1- Registrant’s Business and Operations

Item1.01 Entry into a Material Definitive Agreement

On July 24, 2014, DNA Crypto Corp. (“DNAC”), our wholly-owned subsidiary, entered into an asset purchase agreement (the “Agreement”) with Lynx Mining LLC, a Texas limited liability company (“Lynx”).  This Agreement rescinds the prior Asset Purchase Agreement entered into between DNAC and Lynx dated June 20, 2014.  (The June 20, 2014 Asset Purchase Agreement was previously filed as an exhibit on the Company’s Form 8-k as filed with the Securities and Exchange Commission on June 26, 2014.)

As contemplated by the earlier asset purchase agreement, DNAC acquired the intellectual property rights of Lynx in consideration for the issuance of 4.9 million shares of DNAC common stock. Following closing, DNA Precious Metals, Inc. will own 5.1 million shares DNAC common stock and Lynx will own 4.9 million shares of DNAC common stock.

The Lynx intellectual property rights acquired by DNAC are in connection with the design of proprietary software to mine bitcoins.  In addition, Lynx has developed formulas for how much hashing power must be added to negate the decreased Bitcoin generation.

DNAC’s Board of Directors will consist of Tony Giuliano, James Chandik, Conner Nelson, Connor Shannon and Kristopher Pedigro. Mr. Conner will serve as the President of DNAC, Mr. Shannon will serve as Vice-President, Mr. Pedigro will serve as Secretary and Mr. Giulano will serve as Treasurer.

Mr. Nelson, Mr. Shannon and Mr. Pedigro have each signed non-compete agreements which prohibit each from competing in a similar business if terminated without cause.

In order to implement DNAC’s business strategy to “mine” Bitcoins,  DNAP has committed up to $51,000 in funding.  The primary use of the funds will be to develop a custom PCB board to be used with Cointerra Goldstriketm 1 ASIC chips, as well as to test PCB boards in immersion cooling equipment.

DNAC will operate from the corporate offices of Lynx Mining LLC located in Dallas, Texas.

A copy of the Asset Purchase Agreement is attached to this Form 8-K and marked Exhibit 10.1.  You are urged to review the agreement in its entirety.

Item 1.02 Termination of a Material Definitive Agreement.

As more fully set forth in Item 1.01, the Asset Purchase Agreement dated June 24, 2014 between DNAC and Lynx was rescinded.

Section 9-Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                                            Exhibit

10.1	Asset Purchase and Sale Agreement between DNA Crypto Corp. and Lynx Mining LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2014

DNA Precious Metals, Inc.
By:	/s/ James Chandik
James Chandik
President and Chief Executive Officer